UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2013

ACTAVIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey 07054

(Address of principal executive offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

On May 20, 2013, Warner Chilcott plc (“Warner Chilcott”) and Actavis, Inc. (“Actavis”) announced that they had entered into a transaction agreement, pursuant to which Actavis will acquire Warner Chilcott. Pursuant to the terms of the transaction agreement, a holding company incorporated in Ireland that will be renamed Actavis plc (“New Actavis”), will acquire Warner Chilcott pursuant to a “scheme of arrangement” under the Irish Companies Act of 1963 and Actavis pursuant to a merger of a wholly owned subsidiary of New Actavis with and into Actavis (the acquisition and the merger, together, the “transaction”). The transaction was announced in an announcement (the “Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”). In connection with the transaction, New Actavis filed a registration statement on Form S-4, which was declared effective on July 31, 2013. The definitive joint proxy statement of Actavis and Warner Chilcott that also serves as a prospectus of New Actavis, and which forms a part of the Form S-4, was filed by each of Actavis, Warner Chilcott and New Actavis on July 31, 2013 (the “joint proxy statement/prospectus”). Warner Chilcott has commenced mailing to its shareholders the joint proxy statement/prospectus, together with the Profit Forecasts Document (as defined below) and a merger benefit document. Actavis has also commenced mailing to its shareholders the joint proxy statement/prospectus.

Profit Forecasts Document

In accordance with the Irish Takeover Rules, where Actavis or Warner Chilcott issues earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Warner Chilcott shareholders and certain attestations to that profit forecast must also be provided. As both Actavis and Warner Chilcott have previously publicly disclosed profit forecasts for the financial year ending December 31, 2013, those profit forecasts have been repeated in the joint proxy statement/prospectus on pages 297 and 299 respectively, and also are enclosed with a letter (the “Profit Forecasts Document”) being mailed to Warner Chilcott shareholders with the joint proxy statement/prospectus. In addition to such profit forecasts for Actavis and Warner Chilcott, the Profit Forecasts Document includes (1) reports from Actavis’ reporting accountants, PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York USA (“PricewaterhouseCoopers LLP”) (the “PricewaterhouseCoopers Report”), confirming that the Actavis profit forecast has been properly compiled on the basis of the assumptions made by the directors of Actavis and the basis of accounting used is consistent with the accounting policies of Actavis, Inc. and its subsidiaries, and Actavis’ financial advisors, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Greenhill & Co., LLC (“Greenhill”) (the “BofA Merrill Lynch & Greenhill Report”), confirming that they consider that the Actavis profit forecast has been made with due care and consideration, each such report prepared for the purposes of complying with Rule 28.3 of the Irish Takeover Rules, and (2) reports from Warner Chilcott’s reporting accountants, PricewaterhouseCoopers, One Spencer Dock, North Wall Quay, Dublin 1, Ireland (“PricewaterhouseCoopers Ireland”), confirming that the Warner Chilcott profit forecast has been properly compiled on the basis of the assumptions made by the directors of Warner Chilcott and the basis of accounting used is consistent with the accounting policies of the Warner Chilcott Group, and a report from Warner Chilcott’s financial advisor, Deutsche Bank AG, acting through its London branch on behalf of Deutsche Bank Securities Inc., confirming on the basis stated therein that it considers that the Warner Chilcott profit forecast has been prepared with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules.

PricewaterhouseCoopers LLP has prepared the PricewaterhouseCoopers Report at our request solely to enable us to meet certain of our obligations pursuant to the Irish Takeover Rules. The PricewaterhouseCoopers Report was prepared in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board for use in the United Kingdom and Ireland (the “Applicable Standards”). PricewaterhouseCoopers LLP’s work on the Actavis profit forecast does not constitute an audit. It was not conducted under auditing standards generally accepted in the United States of America or auditing standards of the Public Company Accounting Oversight Board (United States), nor does the PricewaterhouseCoopers Report constitute an examination, compilation or review under those standards. Accordingly, it should not be relied upon as if it had been carried out in accordance with those United States standards or any standards other than the Applicable Standards.

In accordance with the Irish Takeover Rules, Actavis is furnishing to Warner Chilcott shareholders the PricewaterhouseCoopers Report and the BofA Merrill Lynch & Greenhill Report, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	PricewaterhouseCoopers Report

99.2	BofA Merrill Lynch & Greenhill Report

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. New Actavis has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement of Warner Chilcott and Actavis that also constitutes a prospectus of New Actavis. The registration statement has been declared effective by the SEC. Each of Actavis and Warner Chilcott has commenced mailing to its stockholders or shareholders the definitive proxy statement/prospectus. In addition, each of New Actavis, Actavis and Warner Chilcott has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND WARNER CHILCOTT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Actavis and Actavis may be obtained free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Warner Chilcott may be obtained free of charge on Warner Chilcott’s internet website at www.wcrx.com or by contacting Warner Chilcott’s Investor Relations Department at (973) 442-3200.

Actavis, Warner Chilcott, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Warner Chilcott is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, its proxy statement for its 2013 annual general meeting of shareholders, which was filed with the SEC on April 5, 2013, and its Current Reports on Form 8-K that were filed with the SEC on May 2, 2013 and May 8, 2013. Information about the directors and executive officers of Actavis is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013 (as revised pursuant to Actavis’ Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013), its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013, and its Current Reports on Form 8-K that were filed with the SEC on January 29, 2013 and May 13, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus filed with the SEC and will be contained in the other relevant materials to be filed with the SEC when they become available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this communication that refer to non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing information as of the date of this release. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors, risks and uncertainties affecting Actavis’ business. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, Actavis’ acquisition of Warner Chilcott (the “Acquisition”); subsequent integration of the Acquisition and the ability to recognize the anticipated synergies and benefits of the Acquisition; the receipt of required regulatory approvals for the Acquisition (including the approval of antitrust authorities necessary to complete the Acquisition); the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the Acquisition or refinancing of Actavis or Warner Chilcott debt) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s manufacturers, facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC including but not limited to Actavis’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 and Actavis’ Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis’ Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013), as well as the Form S-4. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Actavis accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

BofA Merrill Lynch and Greenhill are acting exclusively for Actavis and no one else in connection with the matters referred to in this communication and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this communication or any transaction or arrangement referred to herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTAVIS, INC.

By:	/s/ David A. Buchen
Name:	David A. Buchen
Title:	Chief Legal Officer – Global and Secretary

Date: August 2, 2013

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	PricewaterhouseCoopers Report

99.2	BofA Merrill Lynch & Greenhill Report